UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
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Date of Report (Date of earliest event reported): February 17, 2021
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PLEXUS CORP.
(Exact name of registrant as specified in its charter)
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Wisconsin	001-14423	39-1344447
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
One Plexus Way
Neenah, Wisconsin 54957
(Address of principal executive offices) (Zip Code)
Telephone Number (920) 969-6000
(Registrant’s telephone number, including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	PLXS	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
    Emerging growth company    ☐
        If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.07    Submission of Matters to a Vote of Security Holders

Plexus Corp. (the “Company”) held its 2021 Annual Meeting of Shareholders on February 17, 2021 (the “Annual Meeting”). Below are the voting results from the Annual Meeting:

Proposal 1:    The 10 individuals nominated by the Board of Directors for election as directors to serve until the Company's next annual meeting were elected by the Company’s shareholders with the following votes:

Director’s Name	Authority Granted to Vote “For”	Authority Withheld
Stephen P. Cortinovis	24,799,174	1,576,404
Joann M. Eisenhart	26,291,727	83,851
Dean A. Foate	24,960,524	1,415,054
Rainer Jueckstock	25,535,922	839,656
Peter Kelly	24,797,129	1,578,449
Todd P. Kelsey	25,928,587	446,991
Joel Quadracci	25,566,769	808,809
Karen M. Rapp	26,201,908	173,670
Paul A. Rooke	24,814,103	1,561,475
Michael V. Schrock	24,962,928	1,412,650
***
Broker non-votes:    1,155,033 in the case of each director

Proposal 2:    The advisory proposal to approve the compensation of the Company’s named executive officers, as disclosed in “Compensation Discussion and Analysis” and “Executive Compensation” in the proxy statement for the Annual Meeting, received the following votes:

For: 23,172,982    Against: 3,055,160    Abstain: 147,436

Broker non-votes: 1,155,033

Proposal 3:    The Company’s shareholders ratified the selection of PricewaterhouseCoopers LLP as the Company’s independent auditors for fiscal 2021 with the following votes:

For: 26,266,860    Against: 1,260,597    Abstain: 3,154

Broker non-votes: 0

* * * * *
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 18, 2021	PLEXUS CORP.
(Registrant)
By: /s/ Angelo M. Ninivaggi
Angelo M. Ninivaggi
Executive Vice President, Chief Administrative Officer, General Counsel and Secretary